Exhibit 99.2

SEMPRA ENERGY
Table F (Unaudited)

STATEMENT OF OPERATIONS DATA BY SEGMENT
(Dollars in millions)

Three months ended December 31, 2020	SDG&E	SoCalGas	Sempra Texas Utilities	Sempra Mexico	Sempra LNG	Consolidating Adjustments, Parent & Other	Total
Revenues	$1,337	$1,501	$—	$321	$119	$(107)	$3,171
Cost of sales and other expenses	(813)	(1,165)	—	(173)	(118)	81	(2,188)
Depreciation and amortization	(203)	(168)	—	(48)	(2)	(3)	(424)
Loss on sale of assets	—	—	—	—	—	(3)	(3)
Other income (expense), net	5	(49)	—	134	—	25	115
Income (loss) before interest and tax(1)	326	119	—	234	(1)	(7)	671
Net interest (expense) income	(106)	(39)	—	(24)	12	(86)	(243)
Income tax (expense) benefit	(29)	(1)	(1)	(218)	(33)	93	(189)
Equity earnings (losses), net	—	—	122	(63)	134	—	193
Losses attributable to noncontrolling interests	—	—	—	28	1	—	29
Preferred dividends	—	—	—	—	—	(47)	(47)
Earnings (losses) attributable to common shares	$191	$79	$121	$(43)	$113	$(47)	$414

Three months ended December 31, 2019	SDG&E	SoCalGas	Sempra Texas Utilities	Sempra Mexico	Sempra LNG	Consolidating Adjustments, Parent & Other	Total
Revenues	$1,259	$1,383	$—	$317	$83	$(99)	$2,943
Cost of sales and other expenses	(705)	(847)	—	(153)	(112)	51	(1,766)
Depreciation and amortization	(189)	(153)	—	(47)	(3)	(3)	(395)
Other (expense) income, net	(21)	(73)	—	70	—	(2)	(26)
Income (loss) before interest and tax(1)	344	310	—	187	(32)	(53)	756
Net interest expense	(99)	(36)	—	(10)	(1)	(111)	(257)
Income tax (expense) benefit	(60)	(70)	—	(111)	9	67	(165)
Equity earnings (losses), net	—	—	109	(19)	5	—	95
Earnings attributable to noncontrolling interests	—	—	—	(8)	—	—	(8)
Preferred dividends	—	—	—	—	—	(35)	(35)
Earnings (losses) from continuing operations	$185	$204	$109	$39	$(19)	$(132)	386
Earnings from discontinued operations							61
Earnings attributable to common shares							$447

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.

SEMPRA ENERGY
Table F

STATEMENT OF OPERATIONS DATA BY SEGMENT
(Dollars in millions)

Year ended December 31, 2020	SDG&E	SoCalGas	Sempra Texas Utilities	Sempra Mexico	Sempra LNG	Sempra Renewables	Consolidating Adjustments, Parent & Other	Total
Revenues	$5,313	$4,748	$—	$1,256	$374	$—	$(321)	$11,370
Cost of sales and other expenses	(3,139)	(3,309)	—	(581)	(384)	—	234	(7,179)
Depreciation and amortization	(801)	(654)	—	(189)	(9)	—	(13)	(1,666)
Loss on sale of assets	—	—	—	—	—	—	(3)	(3)
Other income (expense), net	52	(28)	—	(77)	—	—	5	(48)
Income (loss) before interest and tax(1)	1,425	757	—	409	(19)	—	(98)	2,474
Net interest (expense) income	(411)	(156)	—	(72)	38	—	(384)	(985)
Income tax (expense) benefit	(190)	(96)	(1)	(57)	(92)	—	187	(249)
Equity earnings (losses), net	—	—	580	144	391	—	(100)	1,015
(Earnings) losses attributable to noncontrolling interests	—	—	—	(165)	2	—	1	(162)
Preferred dividends	—	(1)	—	—	—	—	(168)	(169)
Earnings (losses) from continuing operations	$824	$504	$579	$259	$320	$—	$(562)	1,924
Earnings from discontinued operations								1,840
Earnings attributable to common shares								$3,764

Year ended December 31, 2019	SDG&E	SoCalGas	Sempra Texas Utilities	Sempra Mexico	Sempra LNG	Sempra Renewables	Consolidating Adjustments, Parent & Other	Total
Revenues	$4,925	$4,525	$—	$1,375	$410	$10	$(416)	$10,829
Cost of sales and other expenses	(2,846)	(2,930)	—	(649)	(462)	(20)	274	(6,633)
Depreciation and amortization	(760)	(602)	—	(183)	(10)	—	(14)	(1,569)
Impairment losses	(6)	(37)	—	—	—	—	—	(43)
Gain on sale of assets	—	—	—	—	—	61	2	63
Other income (expense), net	39	(55)	—	76	—	—	17	77
Income (loss) before interest and tax(1)	1,352	901	—	619	(62)	51	(137)	2,724
Net interest (expense) income	(407)	(139)	—	(41)	26	8	(437)	(990)
Income tax (expense) benefit	(171)	(120)	—	(227)	5	(4)	202	(315)
Equity earnings (losses), net	—	—	528	24	24	5	(1)	580
(Earnings) losses attributable to noncontrolling interests	(7)	—	—	(122)	1	(1)	—	(129)
Preferred dividends	—	(1)	—	—	—	—	(142)	(143)
Earnings (losses) from continuing operations	$767	$641	$528	$253	$(6)	$59	$(515)	1,727
Earnings from discontinued operations								328
Earnings attributable to common shares								$2,055

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.